EX-99.B(h)mbssafid

                                    EXHIBIT C
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                                                                           Bond or
Name of Bond                                                               Policy No.        Insurer
Investment Company                                                         87015199B         ICI
Blanket Bond Form                                                                            Mutual
                                                                                             Insurance
                                                                                             Company
     Fidelity                                           $20,400,000
     Audit Expense                                           50,000
     On Premises                                         20,400,000
     In Transit                                          20,400,000
     Forgery or Alteration                               20,400,000
     Securities                                          20,400,000
     Counterfeit Currency                                20,400,000
     Uncollectible Items of
         Deposit                                             25,000
     Phone-Initiated Transactions                        20,400,000
     Total Limit                                         20,400,000

Directors and Officers/                                                    87015199D         ICI
Errors and Omissions Liability                                                               Mutual
Insurance Form                                                                               Insurance
     Total Limit                                        $10,000,000                          Company

Blanket Lost Instrument Bond (Mail Loss)                                   30S100639551      Aetna
                                                                                             Life &
                                                                                             casualty


Blanket Undertaking Lost Instrument
     Waiver of Probate                                                     42SUN339806       Hartford
                                                                                             Casualty
                                                                                             Insurance
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